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                                                                   Exhibit 10.27

            AMSOUTH SECURITY AGREEMENT FOR TANGIBLE PERSONAL PROPERTY

     THIS SECURITY AGREEMENT thereinafter, with all amendments hereto being referred to as this "Agreement") dated May 31, 2000 is executed by SURGICAL LASER TECHNOLOGIES, INC. (the "Borrower") whether one or more, in favor of AMSOUTH BANK NA, a national banking association (the "Lender").

RECITAL
     The Borrower and the Lender have agreed that the Borrower shall grant a security interest and other rights in and to the Collateral (as hereinafter defined) to the Lender in order to secure the Obligations described herein.

AGREEMENT
     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows.

Article 1. Defined Terms.

     Section 1.01 General Provisions About Definitions. The terms defined in this Article include the plural as well as the singular, and vice versa. All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made in accordance with generally accepted accounting principles. All references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections, and subdivisions of this instrument as originally executed. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision.

     Section 1.02 Defined Terms. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms used in this Agreement that are defined in this Section have the meanings assigned to them in this Section.

(a) "Business Day" means any day other than a Saturday or Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of Alabama and the United States.

(b) "Governmental Authority" means any court or any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign.

(c) "Lien" means and includes any mortgage, deed of trust, security deed, pledge, lien, security interest, hypothecation, claim, assignment, deposit arrangement, easement, restriction, charge or encumbrance, and any other security device or preferential arrangement of any nature whatsoever.

(d) "Loan Documents" means this Agreement and any note, other security agreement, guaranty agreement or other document or instrument now or hereafter evidencing, securing, guaranteeing, or executed in connection with any of the Obligations.

(e)  "Obligations" has the meaning assigned to that term in Section 2.01.

(f) "Obligor" means and includes the Borrower and any other maker, endorser, surety, guarantor, or other person liable for the payment or performance of the Obligations, or any part thereof.

(g) "Permitted Encumbrances" means the matters, if any, set forth on Exhibit A attached hereto and made a part hereof. (If there is no Exhibit A, there are no Permitted Encumbrances).

(h) "Person" shall mean any natural person, corporation, partnership, joint venture, or other entity.

(i)  "Collateral" has the meaning assigned to that term in Section 2.02.

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Article 2. Security Agreement.

     Section 2.01 Obligations Secured. This Agreement is given to secure and shall secure the prompt payment of the following (collectively called the "Obligations"):

(a) The principal of and interest on all indebtedness, obligations (including obligations of performance) and liabilities of the Borrower to the Lender of every kind and description whatsoever, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, contracted, or arising, or acquired by the Lender from any source, joint or several, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by agreement or instrument, and whether incurred as maker, endorser, surety, guarantor or otherwise, and any and all extensions or renewals of any of the same, including without limitation any reimbursement obligations incurred in connection with the issuance of a letter of credit; and

(b) The compliance with and performance of each and every obligation, covenant, duty, condition, and agreement on the part of the Borrower under this Agreement and any of the other Loan Documents.

Section 2.02 Granting Clause and Collateral. As security for the Obligations, the Borrower does hereby transfer, sell, assign, and convey to the Lender, and grant to the Lender a security interest in, all of its right, title, and interest in, to and under the following Collateral of the Borrower, whether now owned or hereafter acquired by the Borrower, and wherever located (collectively, the "Collateral"):

(a) SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF AS IF SET OUT FULLY AT THIS POINT.

(b) Any and all accessions and additions now or hereafter made or added to any of the Collateral described in subparagraph (a) above, any repair parts, substitutions, and replacements therefor, and all attachments and improvements now or hereafter placed upon or used in connection therewith, or any part thereof; and

(c)  All proceeds and products of any of the foregoing.

No submission by the Borrower to the Lender on a schedule or other particular identification of Collateral shall be necessary to vest in the Lender security title to and a security interest in each and every item of Collateral now existing or hereafter created and acquired, but rather such title and security interest shall vest in the Lender immediately upon the creation or acquisition of any item of Collateral hereafter created or acquired, without the necessity for any other or further action by the Borrower or by the Lender.

Section 2.03 General Representations and Warranties. The Borrower represents and warrants as follows:

(a) The Borrower is the lawful and absolute owner of the Collateral and has a good right to transfer, sell, assign, convey and grant a security interest in the same under this Agreement; the Collateral is free and clear of all Liens other than Permitted Encumbrances, except for such vestigial Liens which Borrower shall promptly cause to be lifted, and the Borrower does hereby warrant and will forever defend the title to the Collateral unto the Lender, its successors and assigns, against the claims of all persons whomsoever, whether lawful or unlawful.

(b) No financing statement covering any of the Collateral is on file at any public office except as identified in paragraph (a) above.

(c) The Borrower's principal place of business and chief executive office are located at the following address(es): 147 Keystone Drive, Montgomeryville, PA 18936.

(d) If the Collateral is or is to become a fixture, the legal description of the real estate on which the Collateral is or will become affixed and the name of the record owner of that real estate is as follows: Legal
     Description: N/A; Name or record owner: N/A.

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Section 2.04 General Covenants and Agreements. The Borrower covenants and agrees with the Lender as follows:

(a) The Collateral shall be kept (or in the case of a motor vehicle, principally garaged) at the following locations: VARIOUS LOCATIONS, and said locations, and the locations of the Borrower's principal place of business and chief executive office shall not be changed without the prior written consent of the Lender.

(b) The Borrower shall immediately advise the Lender in writing of any change in the location of its principal place of business, the location of its chief executive office, or the places where the Collateral is kept.

(c) The Borrower is and shall remain the owner of all real estate on which any of the locations on which any of the Collateral is kept are located; or if not, the Borrower shall promptly upon Lender's request obtain from each owner of said real estate (and such owner's mortgagee, if applicable) a written waiver or subordination in form and substance satisfactory to the Lender) of any landlord's Lien, other Lien, or other interest said owner (or such mortgagee) might have with respect to the Collateral.

(d) Unless Section 2.03(d) is completed, the Borrower will not allow any of the Collateral to become attached to any real estate in such manner as to become a fixture or a part thereof without the written consent of the Lender. However, if at any time any of the Collateral should be affixed to any real estate, the security interest of the Lender under this Agreement shall nevertheless continue in that Collateral. The Borrower shall promptly furnish to the Lender a description of such real estate and the names of the record owners thereof, execute such additional financing statements and other documents as the Lender may require, obtain from the owners of such real estate and the holders of any Liens thereon such subordination agreements and other documents as the Lender may request, and take such other actions as the Lender may deem necessary or desirable in order to preserve and perfect the Lender's security interest therein as a first priority perfected security interest.

(e) The Borrower will not, without the prior consent of the Lender, grant any security interest in any of the Collateral to any Person other than the Lender, or permit any Lien to attach to any of the Collateral or any levy to be made thereon or any financing statement (other than those of the Lender) to be on file with respect thereto.

(f) At the request of the Lender, the Borrower will join with the Lender in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to the Lender covering the Collateral and will pay the costs of filing the same in all public offices wherever filing is deemed necessary or prudent by the Lender. In the event that the Borrower fails or refuses to execute any such financing statement, the Lender may file an executed copy or photocopy of an executed copy of this Agreement as a financing statement in any such offices to the extent permitted by applicable law.

(g) The Lender may correct any and all patent errors in this Agreement or any financing statements or other documents executed in connection herewith.

(h) The Borrower shall inform the Lender in writing of any material adverse change in any of the representations and warranties of the Borrower under this Agreement, promptly after the Borrower shall learn of such change.

(i) The Borrower shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

(j) The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. For the further security of the Lender, the Borrower agrees that the Lender shall have a security interest in all of the Borrower's books and records pertaining to the Collateral. Upon request of the Lender such books and records will be segregated and marked by the Borrower with the Lender's name in a manner satisfactory to the Lender. After the occurrence of an Event of Default the Borrower shall deliver and turn

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     over to the Lender any such books and records at any time on demand of the
     Lender, where Borrower shall keep copy of same.

(k) The Borrower shall promptly upon Lender's request deliver to the Lender the certificates of title for any motor vehicles now or hereafter included in the Collateral that are subject to the Alabama Uniform Certificate of Title and Anti-theft Act or the title laws of any other jurisdiction and shall join with the Lender in executing any applications and other documents and taking any other actions necessary or desirable in the Lender's opinion to perfect its security interest under this Agreement in such vehicles. The Lender may retain possession of such certificates of title until this Agreement is terminated asset forth in Section 4.08.

     Section 2.05 Taxes and Assessments. The Borrower shall pay all taxes, rents, assessments, and charges levied against any of the Collateral, or any part thereof, and all other clams that are or may become Liens against the Collateral. or any part thereof, and should default be made in the payment of same, the Lender, at its option, may (without waiving the resulting Event of Default) pay them.

     Section 2.06 Insurance. The Borrower shall keep all Collateral insured against loss by fire, theft, and, in the case of any vehicle, collision, in such manner, in such amounts and with such companies as are satisfactory to the Lender, the loss payable clause of which policies shall be in favor of the Lender, as its interests may appear. As further security for the Obligations, the Borrower hereby assigns and pledges to the Lender for its benefit, each and every policy of insurance covering the Collateral, or any part thereof, including all proceeds and returned premiums. The Borrower agrees that all insurance policies required by this Agreement or by other documents executed in connection herewith shall be delivered to and held by Lender and shall provide for at least 30 days' written notice to Lender prior to cancellation. If the Borrower fails to keep the Collateral, or any portion thereof, insured as above specified, then (without waiving the resulting Event of Default) the Lender may, at its option, immediately insure the Collateral, or any portion thereof for its own benefit. The loss, injury or description of the Collateral, or any part thereof, shall not abate, satisfy, or release any of the Obligations; and the proceeds of such insurance, if collected, less the cost of collecting the same, shall be credited on the Obligations in such order as the Lender shall elect, or, at the election of the Lender, may be used in repairing or replacing the Collateral.

     Section  2.07 Care of Collateral; Notice of Loss, etc. The Borrower shall:
(a) take good care of the Collateral; (b) not commit or permit any waste thereon; (c) keep all Collateral in good repair; (d) at all times with maintain the same in as good condition as it is now in, reasonable wear and tear alone excepted; (e) not use, or permit the Collateral to be used, in violation of any statute, law or ordinance; and (f) notify the Lender immediately in writing of any event causing material loss or depreciation in value of any of the Collateral, and of the amount of such loss or depreciation (other than depreciation in the Collateral resulting from ordinary wear and tear).

     Section 2.08 Access to Collateral and Records. The Lender or its agents shall have the right to call at any of the Borrower's places of business (or any other place where any other Collateral is located) to inspect and examine the Collateral and to inspect, audit, check and make abstracts from the books, records, journals, orders, receipts, correspondence, and other data relating to the Collateral or to any other transactions between the Borrower and the Lender.

     Section 2.09 Filing Fees and Taxes. The Borrower agrees, to the extent it may lawfully do so, to pay all recording and filing fees, revenue stamps, taxes or other expenses and charges payable in connection with the execution and delivery to the Lender of this Agreement, or on the recording, filing, satisfaction, continuation, or release of any financing statements or other instruments filed or recorded in connection herewith.

     Section 2.10 Use of Collateral. The Borrower agrees (a) to perform or comply with the terms of any lease covering the premises wherein the Collateral is located and all orders, ordinances, or laws of any Governmental Authority concerning such premises r the conduct of business therein; (b) not to conceal or abandon the Collateral; and (c) not to lease or hire any of the Collateral to any Person or permit the same to be leased or used for hire otherwise than pursuant to any Permitted Encumbrances, except in the ordinary course of its business.

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Article 3. Events of Default and Remedies.

     Section 3.01 Events of Default. Upon the occurrence of any Event of Default under this Agreement or at any time hereafter, all of the Obligations, with interest thereon, shall at once become due and payable at the option of the Lender. As used in this Agreement, the term "Event of Default" shall mean the occurrence or happening of any one or more of the following events, circumstances, or conditions:

(a) any representation or warranty made herein or in any of the other Loan Documents shall prove to be false or misleading in any material respect; or

(b) any report, certificate, financial statement, schedule, or other instrument furnished in connection with this Agreement or any of the other Loan Documents or the Obligations shall prove to be false or misleading in any material respect; or

(c) any default shall be made in the payment of the principal of or interest on the Obligations, or any portion of them, as and when due and payable; or

(d) the occurrence of any event which will or could result in the acceleration of the maturity of any indebtedness of the Borrower other than the Obligations or any such indebtedness shall not be paid when due; or

(e) any uninsured material portion of the Collateral shall be lost, stolen, damaged, sold, destroyed, or encumbered, or any levy, seizure, or attachment shall be issued or made thereof or thereon; or

(f) any failure by the Borrower to observe or perform any covenant, condition, or agreement contained in this Agreement other than those described in paragraphs (a) through (e) next above and such failure shall continue unremedied for 30 days after written notice thereof shall have been given by the Lender to the Borrower; or

(g) any failure by any guarantor to observe or perform any covenant, condition or agreement contained in a guaranty agreement pertaining to any of the Obligations, or the occurrence of any other event of default under any such guaranty agreement (after giving effect to any applicable notice, grace, or cure period provided for therein), or the termination by any guarantor of the obligations of such guarantor under any continuing guaranty agreement pertaining to any of the Obligations; or

(h) the insolvency, dissolution, liquidation, suspension of business, or death of any Obligor, or of any of any Obligor's principal officers (if a corporation) or of any of the Borrower's general partners (if a partnership); or

(i) the failure of any Obligor to pay his or its debts generally as they become due, the admission in writing by an Obligor of his or its inability to pay his or its debts generally as they come due, or the making by any Obligor of a general assignment for the benefit of creditors; or

(j) the filing of a petition or any other commencement of a proceeding by or against any Obligor or involving any property or assets of any Obligor under any provision of any bankruptcy, insolvency. liquidation, reorganization, or similar law or other law providing for the relief of debtors or if corporate or partnership action should be taken by the Borrower or any other Obligor for the purpose of effecting any of the foregoing; or

(k) the application for, consent to, or appointment of a receiver, trustee, liquidator, conservator, or other custodian of any Obligor or any property or assets (including the Collateral) of any Obligor; or

(l) final judgment or judgments for the payment of money in excess of an aggregate of $10,000 (or it the following blank is filled in, the amount filled in shall be substituted for $10,000: $200,000) shall be rendered against any Obligor and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

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(m)  any default or event of default shall occur under any of the other Loan
     Documents (after giving effect to any applicable notice, grace, or cure period provided for therein); or

(n) any writ of execution, attachment, or garnishment shall be issued against any Obligor; or

(o)  the Lender shall deem itself insecure for any reason whatsoever.

     Section 3.02 Other Rights and Remedies Upon Default. Upon the occurrence of an Event of Default, or at any time thereafter, the whole or any part of the Obligations secured hereby shall become immediately due and payable at the option of the Lender, and the Lender shall have all the rights and remedies of a Lender upon default under any applicable law and under the terms of this Agreement, all of which shall be cumulative. Without limiting the generality of the foregoing rights and remedies, the Lender may exercise any or all of the following rights, remedies, and powers after default:

(a) The Lender may require the Borrower to assemble the Collateral, or any part thereof, and to make it available to the Lender at any convenient place designated by the Lender;

(b) The Lender may send any written notice to the Borrower required by law or this Agreement in the manner set forth in Section 4.09 of this Agreement; and any notice sent by the Lender in such manner at least 10 calendar days (counting the day of sending) prior to the date of a proposed disposition of the Collateral shall be deemed to be reasonable notice thereof; and

(c) The Lender, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified in subsection (b) above of a proposed disposition of the Collateral to or upon the Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived, to the extent permitted by applicable law), may forthwith collect, receive, appropriate, repossess, and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give option, or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Lender's offices or elsewhere at such prices as the Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption the Borrower hereby releases. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender arising out of the repossession, retention, or sale of the Collateral.

     Section 3.03 Repossession of the Collateral; Care and Custody of the Collateral; etc. The Borrower agrees to give the Lender notice in any manner set forth in Section 4.09 below within 24 hours of the date of repossession of the Collateral, or any part thereof, by the Lender as to any other property of the Borrower alleged to have been left on, upon, or in the repossessed Collateral at the time of repossession; and such notice shall be an express condition precedent to any action or suit for loss or damages in connection therewith. The Borrower further agrees that the Lender may hold any such Collateral of the Borrower without liability for a reasonable time after any such notice is received, and that the Lender will have a reasonable time to notify the Borrower as to where the Borrower can collect such Collateral. The Borrower agrees that if the Lender shall repossess the Collateral, or any part thereof, at a time when no Event of Default shall have occurred hereunder, and the repossessed Collateral is thereafter returned to the Borrower, the damages therefor, if any, shall not exceed the fair rental value of the repossessed Collateral for the time it was in the Lender's possession. The Borrower hereby expressly and irrevocably consents to, and to the extent that the Borrower may lawfully do so, invites the Lender and its agents to come upon any premises on which the Collateral, or any part thereof, is now and hereafter located for any and all purposes related to the Collateral including without limitation repossession of the Collateral, or any part thereof. To the extent that the Borrower may lawfully do so, the Borrower further covenants and warrants that (a) any entry by the Lender and its agents upon such premises for the purpose of repossessing the Collateral, or any part thereof, shall not be a trespass upon such

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premises and (b) any such repossession shall not constitute conversion of the
Collateral, or any part thereof. The Borrower further agrees to indemnify and hold the Lender harmless against, and hereby releases the Lender from any actions, costs, liabilities, or expenses arising directly, indirectly, or remotely from any attempt to enter such premises and repossess the Collateral, or any part thereof. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the collateral in its possession if it takes such reasonable actions for that purpose as the Borrower shall request in writing, but the Lender shall have sole power to determine whether such actions are reasonable. An omission to do any act not requested by the Borrower shall not be deemed a failure to exercise reasonable care, and no omission to comply with any request of the Borrower shall of itself be deemed a failure to exercise reasonable care. The Borrower shall at all times be responsible for the preservation of the Collateral and shall be liable for any failure to realize upon, or to exercise any right or power with respect to, the Collateral, or for any delay in so doing, whether or not the Collateral is in the Borrower's possession.

Article 4. Miscellaneous

     Section 4.01 Lender May Perform. If the Borrower fails to pay or perform any obligation contained herein, the Lender may itself pay or perform, or cause to be paid or performed, such obligation. All amounts expended by the lender to pay or perform (or cause to be paid or performed) any such obligation shall become a debt due and payable at once, without demand upon or notice to any Person, of the Borrower to the Lender, additional to the Obligations hereby specially secured, and shall be secured hereby, and such amounts shall bear interest until paid at two (2) percentage points (200 basis points) in excess of the Lender's prime rate of interest in effect from time to lime as announced by the Lender, or the highest rate permitted by law, whichever shall be less.

     Section 4.02. Costs. The Borrower shall promptly reimburse the Lender for any and all costs and expenses, including but not limited to the reasonable fees and disbursements of counsel to the Lender, which the Lender may incur in connection with (a) the enforcement of the rights of the Lender in connection with the Obligations, (b) the protection or perfection of the Lender's rights and interests hereunder, (c) the exercise by or for the Lender of any of the rights or powers herein conferred upon the Lender, and (d) the prosecution or defense of any action or proceeding by or against the Lender, the Borrower or any Obligor, or any of them, concerning any matter arising out of, connected with or related to this Agreement, or any of the Collateral, or any of the Obligations; provided, however, that if this Agreement is subject to Section 5-19-10, Code of Alabama 1975, such attorneys' fees shall not exceed 15% of the unpaid debt after default and referral to an attorney not a salaried employee of the Lender, and no attorney's tees shall be payable if the original amount financed does not exceed $300.

     Section 4.03 Application of Proceeds. The net cash proceeds resulting from the exercise of any of the rights and remedies of the Lender under this Agreement, after deducting all charges, expenses, costs and attorneys' fees (subject to the limitations set forth above) relating thereto, including any and all costs and expenses incurred in securing the possession of Collateral, moving, storing, repairing or finishing the manufacture of Collateral, and preparing the same for sale, shall be applied by the Lender to the Payment of the Obligations, whether due or to become due, in such order and in such proportions as the Lender may elect.

     Section 4.04 Further Assurances. The Borrower, at Borrower's expense, shall execute and deliver all such instruments and take all such action as the Lender may reasonably request from time to time and in order to carry out the intention of this Agreement or to facilitate the performance of the terms hereof.

     Section 4.05 Severability, etc. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby, and if any one or more of such provisions shall be invalid, illegal, or unenforceable in any respect in any one jurisdiction, then, to the full extent permitted by applicable law, the validity, legality, and enforceability of such provisions and of any remaining provisions shall not be affected or impaired thereby in other jurisdictions.

     Section 4.06 Remedies Cumulative. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies now or hereafter existing at law or in equity.

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     Section 4.07 Non-Waiver. No delay in exercising any right or option given or granted hereto to the Lender shall be construed as a waiver thereof; nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power, or privilege The Lender may permit the Borrower to remedy any default without waiving the default so remedied, and the Lender may waive any default without waiving any other subsequent or prior default by the Borrower.

     Section 4.08 Termination. This Agreement shall remain in full force and effect until (a) written termination statements executed by a duly authorized officer of the Lender shall be filed for record in the office or offices in which financing statement(s) should be filed in order to perfect a security interest in the Collateral, and (b) all actions have been completed to release the Lender's security interest with respect to any vehicles for which a certificate of title is required. The Borrower agrees that this Agreement shall secure all Obligations, whether now existing or hereafter incurred, contracted for or arising. Payment in full of the Obligations outstanding at any one time shall not, in the absence of the execution and recordation of written instruments of termination and release of security interests as aforesaid, terminate this Agreement.

     Section 4.09 Notices. Any notice shall be conclusively deemed to have been received by a party hereto and be effective on the day on which delivered by hand or on which sent by telecopy or facsimile transmission to such party at the address set forth below (or at such other address or telecopy or facsimile number as such party shall specify to the other parties in writing), or if sent by overnight courier, on the next Business Day after the day on which sent, or if sent by registered or certified mail, on the third Business Day after the day on which mailed, addressed to such party at said address:

(a)  if to the Lender, at

     Mailing Address: P.O. Box 11007.
     Birmingham, AL 35288,
     Attention:

     Street Address: 1900 Fifth Avenue North,
     Birmingham. Alabama 35203

     Telecopy or facsimile number:

(b)  if to the Borrower, at

     Mailing address: 147 Keystone Drive
     Montgomeryville, PA 18936

     Street address:

     Telecopy or Facsimile number: 215/619-3209.

     Section 4.10 Plural and Singular Words. Singular terms shall include the plural as well as the singular and vice versa.

     Section 4.11 Survival of Covenants and Successors and Assigns. All covenants and agreements herein made by the Borrower shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall bind the heirs, personal representatives, executors, administrators, successors, and assigns of the undersigned, and every option, right, and privilege herein reserved or secured to the Lender shall inure to the benefit of, and may be exercised by, its successors and assigns.

     Section 4.12 Waivers, etc. The Borrower hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. No modification, amendment or waiver of any provision of this Agreement or any of the other Loan Documents or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar, or other circumstances.

     Section 4.13 Captions. The headings and captions in this Agreement are for convenience of reference only and shall in no way restrict or modify any of the terms hereof.

     Section 4.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Each of undersigned hereby acknowledges receipt of a duplicate copy of this Agreement.

     Section 4.15 Governing Law. This Agreement shall be governed by the laws of the State of Alabama.

     In witness whereof, the undersigned has executed this agreement under seal on the day and year first above written.

Surgical Laser Technologies, Inc. (seal)
By: /s/ Michael R. Stewart
Its: President & CEO

By: /s/ Davis Woodward (seal)
Its: VP, Finance, CFO

                                   EXHIBIT "A"

All now owned or hereafter acquired contract rights, accounts, notes, bills, acceptances, chattel paper, tax refunds, money on deposit, inventory, goods, wares, parts, merchandise, supplies, materials, equipment, machinery, furniture, furnishings, shelving, office equipment, office supplies, general intangibles of Debtor of every description and proceeds thereof. All books and records pertaining thereto.